UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2025

Contango Ore, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35770	27-3431051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

516 2nd Avenue, Suite 401 Fairbanks, Alaska	99701
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (907) 888-4273

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2025, Contango ORE, Inc. (the “Company”) and its newly formed subsidiary, 1566004 B.C. Ltd. (the “Acquiror”), a British Columbia corporation directly and wholly-owned by newly formed subsidiary, 1566002 B.C. ULC (“Callco”), a British Columbia unlimited liability company directly and wholly-owned by the Company, entered into an Arrangement Agreement (the “Agreement”) with Dolly Varden Silver Corporation, a British Columbia corporation (“Dolly Varden”). Under the Agreement, the Company, indirectly through the Acquiror, will acquire all of the issued and outstanding common shares of Dolly Varden (the “Dolly Varden Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of the Company (the “Contango Shares”) for each Dolly Varden Share (the “Exchange Ratio”) by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) (the “BCBCA”), on and subject to the terms and conditions of the Agreement.

Exchange of Securities

The Agreement provides that the Dolly Varden shareholders may elect to receive either Contango Shares or exchangeable shares of the Acquiror (the “Exchangeable Shares”), in each case based on the Exchange Ratio, at the effective time of the Arrangement (the “Effective Time”). Pursuant to the terms of the Agreement, at the Effective Time, the Company is required that the depositary for the Arrangement has been provided with sufficient Contango Shares and sufficient Exchangeable Shares (collectively, the “Consideration Shares”) to satisfy the aggregate consideration payable to the Dolly Varden shareholders pursuant to the Arrangement. The Consideration Shares will be escrowed with Computershare Investor Services Inc., in its capacity as depositary for the Arrangement.

Following the Effective Time, each Exchangeable Share will be exchangeable by the holder thereof for one Contango Share (the “Exchangeable Share Ratio”), subject to customary adjustments for stock splits, consolidations, reclassifications, mergers, reorganizations and similar events affecting Contango Shares. Holders of outstanding Exchangeable Shares will be entitled to cast votes on matters for which holders of Contango Shares are entitled to vote. If and when the Company declares and pays any dividend or distribution in respect of Contango Shares, the Acquiror will, subject to applicable law, contemporaneously declare and pay an equivalent dividend on or distribution to Exchangeable Shares, determined on an ‘as-exchanged’ basis. In addition, upon the occurrence of certain events and until the fifth anniversary of the closing of the Arrangement, the Acquirer will have a right to redeem Exchangeable Shares upon proper notice to the holders thereof and issuance of Contango Shares at the Exchangeable Share Ratio. Eligibility to receive Exchangeable Shares will be subject to certain Canadian residency restrictions and tax statuses.

Prior to the Effective Time, Dolly Varden restricted stock units will vest and be settled with Dolly Varden Shares and participate in the Arrangement. At the Effective Time, stock options that are exercisable for Dolly Varden Shares will be replaced with options to purchase Contango Shares, adjusted to reflect the Exchange Ratio.

Immediately following the Effective Time, based on the Exchange Ratio and calculated on a fully-diluted in-the-money basis, the former shareholders of Dolly Varden are anticipated to own approximately 50% of the economic and voting interest of the combined company, with the Company’s current stockholders holding the remaining approximately 50% economic and voting interest.

Post-Closing Governance and Corporate Matters

The Agreement provides that, at the Effective Time, the Company’s board of directors will be comprised of seven directors, consisting of four from the Company (Clynt Nauman as Chairman, Brad Juneau, Mike Cinnamond and Rick Van Nieuwenhuyse) and three from Dolly Varden (Darren Devine, Tim Clark and Shawn Khunkhun). Additionally, at the Effective Time, the executive officers of the Company will include Rick Van Nieuwenhuyse as Chief Executive Officer, Shawn Khunkhun as President, and Michael Clark as Executive Vice President and Chief Financial Officer.

In connection with the Arrangement, the Company will prepare and file with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement and will seek the approval of the Company’s stockholders with respect to certain actions, including, but not limited to (the “Contango Approval Matters”):

(i)	the amendment of the Company’s certificate of incorporation to increase the number of authorized Contango Shares from 45,000,000 shares to 250,000,000 shares;

(ii)	the amendment of the Company’s certificate of incorporation to change the name of the Company to “Contango Silver & Gold Inc.”; and

(iii)	the issuance of Contango Shares and Exchangeable Shares to the Dolly Varden shareholders pursuant to the transactions contemplated by the Arrangement.

Voting Agreements

The transaction has been unanimously approved by the board of directors of Dolly Varden, with each director and officer and certain significant shareholders of Dolly Varden executing voting support agreements (each such agreement, a “Dolly Varden Voting Agreement”) agreeing to vote for approval of the Arrangement at a special meeting of Dolly Varden shareholders. The transaction has also been unanimously approved by the board of directors of the Company, with each director and officer and certain significant stockholders of the Company executing voting support agreements (each such agreement, a “Company Voting Agreement”) agreeing to vote for approval of the Contango Approval Matters at a special meeting of the Company stockholders. The foregoing description of the Dolly Varden Voting Agreements and Company Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the terms of the Dolly Varden Voting Agreements and Company Voting Agreement, the forms of which are filed, respectively, as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated herein by reference.

Closing Conditions

The consummation of the Arrangement is subject to certain closing conditions, including both the Company’s stockholders and Dolly Varden’s shareholders approval of the Agreement and transactions contemplated therein; the order of the Supreme Court of British Columbia granted pursuant to Section 291 of the BCBCA; certain regulatory approvals being received; the listing of additional Contango Shares on the NYSE American Stock Exchange LLC (including the Contango Shares issuable on exchange of the Exchangeable Shares); and other customary closing conditions.

Mechanics of Transaction

The transaction is expected to close in the first calendar quarter of 2026 and to be implemented by way of an arrangement under the BCBCA. The Agreement provides for customary representations, warranties and covenants, including covenants of each party to (i) conduct its business in the ordinary course of business consistent with past practice during the period between the execution of the Agreement and the Effective Time, subject to certain exceptions, and (ii) not solicit any acquisition proposals or other alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto. Subject to certain terms and conditions, the Agreement may be terminated if the Effective Time does not occur on or before May 7, 2026, unless a later date is agreed in writing by the Company and Dolly Varden. The Agreement may also be terminated by either party, if the respective stockholders’ or shareholders’ approval is not obtained, in the event of material adverse effect, or a superior proposal in connection with an alternative acquisition. The Agreement provides for a mutual, $15,000,000 termination fee payable under customary circumstances, including, among other circumstances, if the Agreement is terminated due to the failure of a party’s board of directors to unanimously recommend to proceed with the Arrangement, or the withdrawal of its prior recommendation; if a party accepts a superior proposal from a third party; or if a party fails to obtain stockholders’ or shareholders’ approval, as applicable, and subsequently enters into a different acquisition proposal or consummates a different transaction within a specified period of time after such termination.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Dolly Varden or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by the Company and Dolly Varden made solely for the benefit of the parties as of the specific date therein. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and Dolly Varden, rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company or Dolly Varden at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Agreement and the issuance of the Contango Shares and the Exchangeable Shares is incorporated herein by reference.

The securities to be issued under the Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 7.01	Regulation FD Disclosure.

On December 8, 2025, the Company and Dolly Varden issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on December 8, 2025, the Company released an investor presentation made by representatives the Company and Dolly Varden (the “Investor Presentation”) in connection with the announcement of the Agreement. The Investor Presentation provides information on both the Company and Dolly Varden and an overview of the strategic rationale for the Arrangement. A copy of the Investor Presentation is attached hereto as Exhibits 99.2 and is incorporated herein by reference.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Arrangement Agreement with Dolly Varden Silver Corporation.

10.1	Form of Dolly Varden Silver Corporation Voting Agreement.

10.2	Form of Dolly Varden Silver Corporation Voting Agreement.

10.3	Form of Contango ORE, Inc. Voting Agreement.

99.1	Press Release by Contango ORE, Inc. and Dolly Varden Silver Corporation dated December 8, 2025.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

The Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC. The proxy statement will be mailed to the Company’s stockholders. The Company urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this Current Report on Form 8-K. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to c/o Corporate Secretary, Contango ORE, Inc., 516 2nd Avenue, Suite 401, Fairbanks, Alaska 99701 or e-mail at info@contangoore.com. These documents, once available, can also be obtained, without charge, at the Company’s website (http://www.contangoore.com) and at the SEC’s web site (http://www.sec.gov).

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING ALL THE ANNEXES THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ARRANGEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE RESPECTIVE PARTIES TO THE ARRANGEMENT.

Participants in Solicitation

The Company, Dolly Varden and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 17, 2025 and amended pursuant to a Form 10-K/A, which was filed with the SEC on April 14, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of the Company’s and Dolly Varden’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Dolly Varden’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Cautionary Note to U.S. Investors

The Company’s public disclosures are governed by the Exchange Act, including Regulation S-K 1300 thereunder, whereas Dolly Varden discloses estimates of “indicated” and “inferred” mineral resources as such terms are used in Canada’s National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”). Although S-K 1300 and NI 43-101 have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, they at times embody different approaches or definitions. Consequently, investors are cautioned that public disclosures by Dolly Varden prepared in accordance with NI 43-101 may not be comparable to similar information made public by companies, including the Company, subject to S-K 1300 and the other reporting and disclosure requirements under the U.S. federal securities laws and the rules and regulations thereunder.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K constitute “forward-looking statements.” In particular, it includes statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of various transactions and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Dolly Varden may not approve the Arrangement or stockholders of the Company may not approve the Contango Approval Matters; the risk that any other closing conditions may not be satisfied; the risk that the closing of the Arrangement might be delayed or not occur at all; the anticipated timing of mailing proxy statements and circulars regarding the Arrangement; the risk that the either the Company or Dolly Varden may terminate the Arrangement Agreement and either the Company or Dolly Varden is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of the Company or Dolly Varden, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of the Company and Dolly Varden; the effects of the business combination of the Company and Dolly Varden, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk that the Company or Dolly Varden may not receive the required stock exchange and regulatory approvals of the Arrangement; the expected listing of shares on the New York Stock Exchange and Toronto Stock Exchange; the risk of any litigation relating to the proposed Arrangement; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold and silver market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Such risks and uncertainties also include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Company nor Dolly Varden assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Michael Clark
Mike Clark
Chief Financial Officer and Secretary

Dated: December 11, 2025